UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 22, 2004
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                            GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)





   NEW JERSEY                       01-14294                22-2545165
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(State of other                   (Commission             (IRS Employer
 jurisdiction of                    File No.)            Identification No.)
 incorporation)



     55 UNION BOULEVARD, TOTOWA, NJ                                07512
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code: 973-942-1111
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          (Former name or former address, if changed since last report)


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Item 8.01  Other Events

At its regular meeting on September 21, 2004, the Board of Directors of Greater Community Bancorp declared a per share cash dividend of $0.12 payable October 29, 2004 to shareholders of record on October 15, 2004.

Item 9.01  Financial Statements and Exhibits.

          (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

          99.1 Press Release issued September 22, 2004 relating to the announcement of a $0.12 per share cash dividend on the Company's outstanding common stock.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        GREATER COMMUNITY BANCORP
                                        (Registrant)




Date: September 22, 2004                /s/ Naqi A. Naqvi
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                                        (Signature) NAQI
                                        A. NAQVI
                                        SENIOR VICE PRESIDENT, TREASURER AND CFO